UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

March 1, 2021

Wizard Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction of Incorporation)

0000-33383	98-0357690
(Commission File Number)	(IRS Employer Identification No.)

2700 Homestead Road

Park City, UT 84098

(Address of Principal Executive Offices and zip code)

662 N. Sepulveda Blvd., Suite 300

Los Angeles, CA 90049

(Former Name or Former Address, if Changed Since Last Report)

(310) 648-8410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2021, the Registrant’s board of directors (the “Board”) approved the Registrant’s entry into, and the Registrant entered into, an Employment Agreement, effective as of November 24, 2020 (the “Effective Date”), with Scott D. Kaufman to serve as the Registrant’s Chief Executive Officer for a term of two years, subject to automatic renewal for additional terms of one year unless either party gives prior written notice of non-renewal to the other party no later than 60 days prior to the expiration of the then-current term. Mr. Kaufman will receive an annual base salary of $250,000, provided that until such time as the Registrant has positive net income on a consolidated basis with its subsidiaries for a period of six months, the Registrant, in its sole discretion, may elect to pay Mr. Kaufman his Base Salary, in whole or in part, in the form of the Registrant’s Series A Preferred Stock. Mr. Kaufman is also eligible to receive an annual bonus as determined by the Compensation Committee of the Board and as approved by the Board. The Board also agreed, during the term of Mr. Kaufman’s employment, to take reasonable steps to appoint him to the Board, to maintain such appointment, and to nominate him as a director for the purposes of any meeting or consent of the Registrant’s stockholders electing directors during the term of his employment.

Upon the termination of Mr. Kaufman’s employment for any reason Mr. Kaufman will receive his accrued but unpaid compensation and vacation pay through the date of termination and any other benefits accrued to him under any benefit plans outstanding at such time, and the reimbursement of documented, unreimbursed expenses incurred prior to such date. Upon termination of Mr. Kaufman’s employment due to his death or Total Disability (as defined in his Employment Agreement), Mr. Kaufman or his estate or beneficiaries, as applicable, shall also receive six months of his base salary at the then-current rate, payable in a lump sum, continued provision for a period of 12 months of benefits under the benefit plans in which Mr. Kaufman was participating at the time of such termination, and payment on a pro-rated basis of any bonus or other payments earned in connection with any bonus plan in which Mr. Kaufman was participating at the time of such termination. Upon Mr. Kaufman’s termination of his employment for Good Reason (as defined in his Employment Agreement), Mr. Kaufman will also receive the greater of 12 months of his base salary at the then current rate or the remainder of the base salary due under his Employment Agreement, to be paid in equal bi-weekly installments at such times he would have received them if there was no termination, continued provision for a period of 12 months of benefits under benefit plans in which Mr. Kaufman was participating at the time of such termination, and payment on a pro-rated basis of any bonus or other payments earned in connection with any bonus plan in which Mr. Kaufman was participating at the time of such termination. All payments to Mr. Kaufman under his Employment Agreement are subject to withholding of applicable taxes.

Mr. Kaufman and the Company also entered into a Non-Disclosure, Non-Competition and Non-Solicitation Agreement and an Indemnification Agreement, each in the form attached to Mr. Kaufman’s Employment Agreement. Under the Non-Disclosure, Non-Competition and Non-Solicitation Agreement, Mr. Kaufman must keep the Registrant’s confidential and proprietary information confidential and, subject to the provisions of the Non-Disclosure, Non-Competition and Non-Solicitation Agreement, is prohibited from inducing or attempting to induce any employee of the Registrant from terminating his or her employment with the Registrant, and soliciting the business of any client or customer of the Registrant, during the period commencing on the Effective Date and ending on the termination of Mr. Kaufman’s employment with the Registrant for any reason. Further, Mr. Kaufman is prohibited from engaging in a venture or business substantially similar to that of the Registrant or that is in direct or indirect competition with the Registrant in the United States during the period commencing on the Effective Date and ending on the termination of Mr. Kaufman’s employment with the Registrant for any reason. Under the Indemnification Agreement, the Registrant agrees to indemnify Mr. Kaufman to the fullest extent permitted under Delaware law for any claims, amongst other things, arising out of or resulting from (i) any actual, alleged or suspected act or failure to act by Mr. Kaufman in his capacity as an officer or agent of the Registrant and (ii) any actual, alleged or suspected act or failure to act by Mr. Kaufman in respect of any business, transaction, communication, filing, disclosure or other activity of the Registrant. Under the Indemnification Agreement, Mr. Kaufman is indemnified for any losses pertaining to such claims, provided, however, that the losses shall not include expenses incurred by Mr. Kaufman in respect of any claim as to which he shall have been adjudged liable to the Registrant, unless the Delaware Chancery Court rules otherwise. The Indemnification Agreement provides for indemnification of Mr. Kaufman during his employment and for a period of at least three (3) years thereafter or such longer term as is provided therein.

On March 1, 2021, the Board also approved the Registrant’s entry into, and the Registrant entered into, an Employment Agreement, effective as of November 24, 2020, with Heidi C. Bowman to serve as the Registrant’s Chief Financial Officer for a term of two years, subject to automatic renewal for additional terms of one year unless either party gives prior written notice of non-renewal to the other party no later than 60 days prior to the expiration of the then-current term. Ms. Bowman will receive an annual base salary of $120,000, provided that until such time as the Registrant has positive net income on a consolidated basis with its subsidiaries for a period of six months, the Registrant, in its sole discretion, may elect to pay Ms. Bowman her Base Salary, in whole or in part, in the form of the Registrant’s Series A Preferred Stock. Ms. Bowman is also eligible to receive an annual bonus as determined by the Compensation Committee of the Board and as approved by the Board.

Upon the termination of Ms. Bowman’s employment for any reason Ms. Bowman will receive her accrued but unpaid compensation and vacation pay through the date of termination and any other benefits accrued to her under any benefit plans outstanding at such time, and the reimbursement of documented, unreimbursed expenses incurred prior to such date. Upon termination of Ms. Bowman’s employment due to her death or Total Disability (as defined in her Employment Agreement), Ms. Bowman or her estate or beneficiaries, as applicable, shall also receive six months of her base salary at the then-current rate, payable in a lump sum, continued provision for a period of 12 months of benefits under the benefit plans in which Ms. Bowman was participating at the time of such termination, and payment on a pro-rated basis of any bonus or other payments earned in connection with any bonus plan in which Ms. Bowman was participating at the time of such termination. Upon Ms. Bowman’s termination of her employment for Good Reason (as defined in her Employment Agreement), Ms. Bowman will also receive the greater of 12 months of her base salary at the then current rate or the remainder of the base salary due under her Employment Agreement, to be paid in equal bi-weekly installments at such times she would have received them if there was no termination, continued provision for a period of 12 months of benefits under benefit plans in which Ms. Bowman was participating at the time of such termination, and payment on a pro-rated basis of any bonus or other payments earned in connection with any bonus plan in which Ms. Bowman was participating at the time of such termination. All payments to Ms. Bowman under her Employment Agreement are subject to withholding of applicable taxes.

Ms. Bowman and the Company also entered into a Non-Disclosure, Non-Competition and Non-Solicitation Agreement and an Indemnification Agreement, each in the form attached to Ms. Bowman’s Employment Agreement. Under the Non-Disclosure, Non-Competition and Non-Solicitation Agreement, Ms. Bowman must keep the Registrant’s confidential and proprietary information confidential and, subject to the provisions of the Non-Disclosure, Non-Competition and Non-Solicitation Agreement, is prohibited from inducing or attempting to induce any employee of the Registrant from terminating his or her employment with the Registrant, and soliciting the business of any client or customer of the Registrant, during the period commencing on the Effective Date and ending on the termination of Ms. Bowman’s employment with the Registrant for any reason. Further, Ms. Bowman is prohibited from engaging in a venture or business substantially similar to that of the Registrant or that is in direct or indirect competition with the Registrant in the United States during the period commencing on the Effective Date and ending on the termination of Ms. Bowman’s employment with the Registrant for any reason. Under the Indemnification Agreement, the Registrant agrees to indemnify Ms. Bowman to the fullest extent permitted under Delaware law for any claims, amongst other things, arising out of or resulting from (i) any actual, alleged or suspected act or failure to act by Ms. Bowman in her capacity as an officer or agent of the Registrant and (ii) any actual, alleged or suspected act or failure to act by Ms. Bowman in respect of any business, transaction, communication, filing, disclosure or other activity of the Registrant. Under the Indemnification Agreement, Ms. Bowman is indemnified for any losses pertaining to such claims, provided, however, that the losses shall not include expenses incurred by Ms. Bowman in respect of any claim as to which she shall have been adjudged liable to the Registrant, unless the Delaware Chancery Court rules otherwise. The Indemnification Agreement provides for indemnification of Ms. Bowman during her employment and for a period of at least three (3) years thereafter or such longer term as is provided therein.

On March 1, 2021, the Board additionally ratified the Registrant’s entry into a Separation Agreement with John D. Maatta as of February 20, 2021, pursuant to which the Registrant agreed to pay Mr. Maatta the sum of $21,634.20 for accrued but unused vacation, the Registrant agreed to issue a number of shares of the Registrant’s Series A Preferred Stock to Mr. Maatta having a value of $63,913.04 in consideration of unpaid salary through November 18, 2020, Mr. Maatta’s separation date, the Registrant and Mr. Maatta agreed to enter into a Consulting Agreement dated as of November 18, 2020 and effective for a period of six months, in the form attached to the Separation Agreement, providing for payment to Mr. Maatta of $10,000 per month in consideration of consulting services with respect to general corporate matters to be rendered by Mr. Maatta to the Registrant under the Consulting Agreement, and pursuant to which Mr. Maatta agreed to release the Registrant and its affiliated and related parties from claims arising under Mr. Matta’s Employment Agreement with the registrant, or from termination of employment under any federal, state or local constitution, statute, ordinance or regulation. Mr. Maatta also agreed to provide remote cooperation through December 31, 2021 in regard to any matters for the Registrant in which Mr. Maatta was involved or of which Mr. Maatta has knowledge.

Item 3.02	Unregistered Sales of Equity Securities.

On March 1, 2021, the Board approved the Registrant’s issuance of shares of its Series A Preferred Stock as follows: 8,500 shares to Mr. Maatta in satisfaction of an aggregate of $84,947.55 due and owing to Mr. Maatta under his Separation Agreement; 22,500 shares to Bristol Capital, LLC, an affiliate of Paul Kessler, a member of the Board, in satisfaction of $225,000 due and owing to Bristol Capital, LLC for additional consulting services rendered and to be rendered by Mr. Kessler from July 1, 2020 through April 1, 2021; 8,300 shares to Mr. Kaufman in satisfaction of $83,333 of compensation payable to Mr. Kaufman under his Employment Agreement through April 1, 2021; and 4,000 shares to Ms. Bowman in satisfaction of $40,000 of compensation payable to Ms. Bowman under her Employment Agreement through April 1, 2021. Each share of the Registrant’s Series A Preferred Stock is convertible into a number of shares of the Registrant’s Common Stock determined by dividing the aggregate stated value for the Series A Preferred Stock being converted (initially $10.00 per share, subject to adjustment as set forth in the currently effective Certificate of Designation and Restatement of Rights, Preferences and Restrictions of Series A Preferred Stock of the Registrant) by the then-applicable conversion price (initially $0.25 per share, subject to adjustment as set forth in the currently effective Certificate of Designation and Restatement of Rights, Preferences and Restrictions of Series A Preferred Stock of the Registrant).

On March 1, 2021, the Board also approved the Registrant’s issuance of warrants to purchase shares of its Common Stock (“Warrants”) to advisors and consultants to the Registrant as follows: two Warrants to purchase 100,000 shares vesting 50% per year over two years from and after March 1, 2021, with an exercise price of $0.50 per share and a term of five years; and two Warrants to purchase 100,000 shares vesting 50% per year over two years from and after March 1, 2021, with an exercise price of $1.00 per share and a term of five years.

The registrant issued the foregoing securities in reliance on the exemption from registration provided under Section 4(a)2 of the Securities Act of 1933, as amended (the “Securities Act”), as the issuance did not involve a “public offering” within the meaning of Section 4(a)(2) of the Securities Act due to the insubstantial number of directors, officers and other service providers receiving securities and the requisite investment intent of the recipients.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1++	Employment Agreement dated as of March 1, 2021 but effective as of November 24, 2020, by and between Wizard Brands, Inc. and Scott D. Kaufman.

	10.2++	Employment Agreement dated as of March 1, 2021 but effective as of November 24, 2020, by and between Wizard Brands, Inc. and Heidi C. Bowman.

	10.3++	Separation Agreement entered into as of February 20, 2021 between Wizard Brands, Inc. and John D. Maatta.

++ Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZARD BRANDS, INC.

Date: March 3, 2021	By:	/s/ Scott D. Kaufman
Scott D. Kaufman
Chief Executive Officer